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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 15, 2001

                           EINSTEIN/NOAH BAGEL CORP.
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            (Exact name of registrant as specified in its charter)

Delaware                       0-21097                           84-1294908
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(State or other              (Commission                       (IRS Employer
jurisdiction of               File No.)                     Identification No.)
incorporation)


                  1687 Cole Boulevard, Golden, Colorado 80401
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                   (Address of principal executive offices)


                                (303) 568-8000
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             (Registrant's telephone number, including area code)


                                Not applicable
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         (Former name or former address, if changes since last report)
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Special Note Regarding Forward-Looking Statements

     Certain statements in this Current Report on Form 8-K (including statements in the Company overview in Exhibit 99 hereof) constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Einstein/Noah Bagel Corp. (the "Company"), Einstein/Noah Bagel Partners, L.P., a majority-owned subsidiary of the Company ("Bagel Partners"), Einstein Bros(R) stores and Noah's New York Bagels(R) stores to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. The Company disclaims any obligation to update any "forward-looking statements" that may be included in this Form 8-K.

     On April 27, 2000, the Company and Bagel Partners filed voluntary petitions for reorganization under Chapter 11 of the federal Bankruptcy Code, and the Company and Bagel Partners filed a joint plan of reorganization. Forward-looking statements related to the reorganization cases and the possible sale of substantially all the assets of the Company and Bagel Partners also involve known and unknown risks, uncertainties and other factors. In particular, the sale of substantially all of the assets of the Company and Bagel Partners is subject to bankruptcy court approval.

     In general, the results, performance or achievements of the Company, Bagel Partners, Einstein Bros. stores and Noah's New York Bagels stores are dependent upon a number of factors including, without limitation, the following: successful restructuring of the Company's balance sheet; competition; success of operating initiatives; development and operating costs; advertising and promotional efforts; brand awareness; availability and terms of capital; adverse publicity; acceptance of new product offerings; changes in business strategy or development plans; achievement of development schedules; availability, locations, and terms of sites for store development; food, labor, and employee benefit costs; changes in government regulation; regional weather conditions; the Company's ability to implement new information technology systems; and other factors referenced in the Company's reports on Form 10-K and Form 10-Q. The Company cannot predict which factors would cause actual results to differ materially from those indicated by the forward-looking statements. In addition to considering statements that explicitly describe such risks and uncertainties, readers are urged to consider statements that include the terms "believes," "belief," "expects," "plans," "anticipates," "intends" or the like to be uncertain and forward-looking.

Item 5. Other Events

     Einstein/Noah Bagel Corp. (the "Company") reported the following consolidated unaudited, preliminary financial highlights for the Company and its subsidiaries for the fiscal year ended January 2, 2001:

          .  Net revenue was $375.7 million.
          . Average net weekly per store sales for the year were $14,847 (excluding for the purpose of this calculation stores closed during the year).
          . Store-level cash flow for the year was $59.4 million representing a margin of 15.8% of net revenue.
          . Earnings before interest, taxes, depreciation and amortization (EBITDA) for the year, excluding non-recurring charges relating to the Company's Chapter

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             11 reorganization proceedings and the closing of 84 stores during the year, were $28.1 million.
          . Net loss for the year, excluding the non-recurring charges, was $6.8 million. Reported net loss for the year was $26.2 million.

     The Company's financial advisor, Credit Suisse First Boston ("CSFB"), has begun contacting prospective bidders for the assets of the Company and its majority-owned subsidiary, Einstein/Noah Bagel Partners, L.P. pursuant to bidding procedures previously approved by the federal bankruptcy court. CSFB is furnishing an overview to prospective purchasers in the form included as Exhibit 99 to this report on Form 8-K.

     The Company intends to file its annual report on Form 10-K, including audited financial statements for the 2000 fiscal year, on or before April 2, 2001.

Item 7. Financial Statements and Exhibits

        Exhibit 99  Company Overview dated March 2001.


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 15, 2001

                                       EINSTEIN/NOAH BAGEL CORP.


                                       By: /s/ Paul A. Strasen
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                                           Paul A. Strasen
                                           Senior Vice President

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